EXHIBIT 10.6

Execution Version

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of December 19, 2022 by and among SPV to be managed by Bengal Impact Partners, LLC, Mindset Value Fund and Mindset Value Wellness Fund (the “Junior Creditors”), Body & Mind Inc., a Nevada corporation (the “Company”) in favor of FG Agency Lending LLC, as agent (in such capacity, “Agent”) for the lenders from time to time party to the Loan Agreement described below (Agent and such lenders, together with all other holders of the Obligations, are hereinafter referred to individually as a “Senior Creditor” and collectively as the “Senior Creditors”).

RECITALS

A. The Company, DEP Nevada, Inc., a Nevada corporation (“Holdings”), Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and NMG Cathedral City, LLC (the “Guarantors”, collectively with the Company and Holdings, the “Obligors”), the lenders party thereto, and the Agent have entered into that certain Loan Agreement, dated July 19, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned thereto in the Loan Agreement), pursuant to which, among other things, the Senior Creditors agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Company and certain of its affiliates (the “Senior Debt”).

B. Junior Creditor and the Company are parties to that certain Securities Purchase Agreement, dated as of November [ ], 2022 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “SPA”), pursuant to which the Junior Creditor has made certain unsecured loans to the Company and the Company has agreed to make certain payments to the Junior Creditor (collectively the “Payments”, and the obligation to make such payments, the “Subordinated Debt”).

C. As one of the ongoing conditions required by the Senior Creditors under the Loan Agreement, the Senior Creditors have required the execution and delivery of this Agreement.

D. Junior Creditor acknowledges that the loan or advance of monies or other extensions of any financial accommodation or credit to the Obligors by the Senior Creditor are of value to Junior Creditor.

NOW THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Subordination; Third Party Beneficiaries. Junior Creditor agrees that Payments owed by any Obligor are hereby subordinated to all amounts now or hereafter owing to the Senior Creditors in connection with the Obligations (as defined in the Loan Agreement) until the date of payment in full in cash (if applicable) of all of the obligations of the Obligors under the Loan Agreement (other than any obligations that are inchoate or contingent in nature as to which claims have not been asserted) and termination of the commitments to extend further credit thereunder (such date, the “Termination Date”). Notwithstanding the foregoing agreement to subordinate, it is understand that the Company may reimburse Junior Creditor for its legal and/or other transaction expenses incurred in connection with the SPA and related agreement (the “Exempt Payments”). The Senior Creditors have made extensions of credit available to the Obligors in reliance on these provisions and such provisions are for the benefit of such Senior Creditors, who are intended as third-party beneficiaries hereof. Any fees or other amounts owed that are not paid when scheduled to be paid in accordance with the SPA shall remain an obligation of the Company, unimpaired by this Agreement and following the Termination Date, shall no longer be subject to the restrictions set forth in this Agreement. Any payments (whether in cash, securities or other property) made by any Obligor with respect to the obligations under the SPA received by Junior Creditor in violation of the above provisions shall be held in trust for the Senior Creditors and Junior Creditor will forthwith turn over any such payments in the form received, properly endorsed or assigned, to the Agent to be applied to the Obligations. Until the Termination Date, the Junior Creditor will not ask, demand, accelerate, sue for, take or receive from the Company or any other Obligor, by setoff, redemption or exercise of any put or call option or in any other manner, the whole or any part of the Subordinated Debt, or any monies that may now or hereafter be owing in respect of the Subordinated Debt (whether such amounts represent principal or interest, or obligations that are due or not due, direct or indirect, absolute or contingent). The Company and Junior Creditor shall not amend or modify this Agreement or the SPA without obtaining the prior written consent of the Agent. This Agreement shall terminate upon the Termination Date.

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2. Senior Secured Interest. Junior Creditor warrants and represents that the Subordinated Debt is unsecured and agrees that until the Termination Date: (i) Junior Creditor will not accept any security therefor from any Person and (ii) in the event that Junior Creditor does obtain any such security for the Subordinated Debt in violation of the foregoing, at the request of the Senior Creditors, Junior Creditor shall promptly execute and deliver to the Senior Creditors, and hereby authorizes each of the Senior Creditors to prepare and record, such termination statements and releases as such Senior Creditor shall reasonably request or require to release Junior Creditor’s security interest in or lien against such property. Further, if contrary to the preceding sentence, a Junior Creditor receives any liens in any Collateral (as defined in the Security Agreement) to secure any of the Subordinated Debt in breach of the preceding sentence, then notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a lien in favor of any Person in any Collateral, Junior Creditor hereby agrees that such lien in the Collateral is subject and subordinate to the lien of the Senior Creditors in the Collateral to secure the Senior Debt. Junior Creditor hereby further agrees that Junior Creditor shall have no right to possession of any of the Collateral or to foreclose upon any of the Collateral, whether by judicial action or otherwise, prior to the Termination Date. Junior Creditor agrees that it will not initiate or participate in any action to contest the validity, perfection, priority or enforceability of the Senior Debt or of the liens of the Agent or any Senior Creditor in the Collateral and that the terms of this Agreement shall govern the relationship between the Senior Creditors and the Junior Creditor even if part or all of the Senior Debt or the liens of the Agent or any Senior Creditor securing payment and performance thereof is avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

3. No Payment under SPA Until Obligations under Loan Agreement Satisfied. For the avoidance of doubt, until the Termination Date in accordance with the Loan Agreement, no Obligor shall make and Junior Creditor shall not accept or receive any Payments other than the Exempt Payments.

4. Counterparts. This Agreement may be executed in one or more counterpart originals, which, taken together, shall constitute one fully-executed instrument. Receipt by telecopy, emailed .pdf or other similar form of electronic transmission of any executed signature page to this Agreement shall constitute effective delivery of such signature page and each such signature page shall be as effective as a manually executed original counterpart thereof.

5. Applicable Law; Consent to Jurisdiction; Waivers. Junior Creditor and Company, by its acceptance hereof, agree that the governing law, jurisdiction and waiver of jury trial provisions in Sections 11.12 (Governing Law), 11.13 (Submission to Jurisdiction; Waivers), and Section 11.14 (Waiver of Defense of Illegality) of the Loan Agreement shall apply to this Agreement, mutatis mutandis, as if set forth fully herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed as of the date first above written.

JUNIOR CREDITORS:

SPV TO BE MANAGED BY BENGAL IMPACT PARTNERS, LLC

/s/ Joshua Rosen

[ ]

THE MINDSET VALUE FUND

/s/ Aaron Edelheit

[ ]

THE MINDSET VALUE WELLNESS FUND

/s/ Aaron Edelheit

[ ]

[Signature Page to Subordination Agreement]

OBLIGORS

BODY AND MIND, INC., a Nevada corporation

By:	/s/ Michael Mills
Name:	Michael Mills
Title:	CEO

[Signature Page to Subordination Agreement]

DEP NEVADA, INC.

By:	/s/ Stephen “Trip” Hoffman
Name: Stephen “Trip” Hoffman Title: Officer

NEVADA MEDICAL GROUP, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG OH 1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG OH P1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG LONG BEACH, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG MI C1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG MI P1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

[Signature Page to Subordination Agreement]

NMG MI 1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG CA C1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG CA P1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

NMG CA 1, LLC

By:	/s/ Stephen “Trip” Hoffman
Name: Title:

[Signature Page to Subordination Agreement]

ACKNOWLEDGED BY:

FG AGENCY LENDING LLC

By:	/s/ Peter Bio
Name:	Peter Bio
Title:	Partner

[Signature Page to Subordination Agreement]